Exhibit 32.1

CERTIFICATION

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Eaton Vance Corp. (the “Company”) on Form 10-K for the period ending October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James B. Hawkes, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: January 12, 2006	/s/James B. Hawkes
(Signature)
James B. Hawkes
Chairman, Director and
Chief Executive Officer

87